UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 31, 2004

Catapult Communications Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	0-24701	77-0086010
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

160 South Whisman Road, Mountain View, CA		94041
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	(650) 960-1025

Not Applicable
______________________________________________
Former name or former address, if changed since last report

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Item 1.01. Entry into a Material Definitive Agreement.

On August 27, 2004, Catapult Communications Corporation ("Catapult") received notice from Tekelec that, in accordance with the terms of a letter agreement made March 18, 2004 between Catapult and Tekelec and filed with the Securities and Exchange Commission on March 19, 2004 as Exhibit 10.2 to Catapult's Registration Statement on Form S-3 (File No. 333-112610), Tekelec has elected to extend the maturity date of the $17,300,000 in convertible subordinated notes issued by Catapult to Tekelec from the original maturity date, August 30, 2004, to September 30, 2004.

The information in this Form 8-K shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any such filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catapult Communications Corporation (Registrant)

August 31, 2004	By:	Chris Stephenson

Name: Chris Stephenson
Title: Chief Financial Officer

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